UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Indiana
(State or other jurisdiction of incorporation)
1-8644
(Commission File Number)
35-1575582
(IRS Employer Identification No.)
One Monument Circle
Indianapolis, Indiana 46204
(Address of principal executive offices, including zip code)
317-261-8261
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 4, 2021, the Boards of Directors of IPALCO Enterprises, Inc. (“IPALCO”), a subsidiary of The AES Corporation (“AES”), and IPALCO’s principal subsidiary, Indianapolis Power & Light Company, doing business as AES Indiana (“AES Indiana”), acting through unanimous written consents, appointed Jon Byers as Controller and principal accounting officer of IPALCO and AES Indiana, effective March 31, 2021.

Mr. Byers replaces Karin Nyhuis, who was promoted to Director of AES US Financial Planning and Analysis, effective March 31, 2021.

Mr. Byers, 49, has held various positions of increasing responsibility in the accounting areas of AES U.S., which includes IPALCO, AES Indiana and other affiliated energy companies of AES, such as DPL Inc. (“DPL”) and its subsidiary, The Dayton Power and Light Company, which also does business as AES Ohio (“AES Ohio”). In addition to his appointments at IPALCO and AES Indiana, Mr. Byers also has been elected, effective March 31, 2021, as Controller and principal accounting officer of DPL and AES Ohio and will serve as Controller of AES U.S. Most recently, Mr. Byers served as Assistant Controller of AES U.S. since July 2019, Financial and Contracts Manager from April 2017 to July 2019 and Manager, Financial Planning and Analysis from April 2014 to April 2017. Mr. Byers joined AES in July 2008 and served as Manager, Financial Reporting, overseeing financial reporting for various US and international subsidiaries of AES from July 2008 to April 2014. Prior to joining AES, Mr. Byers served as Accounting Manager for Cogentrix Energy, LLC. Mr. Byers received a B.B.A. from the University of Massachusetts and an M.B.A. from the University of Indianapolis.

IPALCO and AES Indiana do not separately compensate individuals for their service as officers or members of the Board of Directors of IPALCO or AES Indiana. Mr. Byers participates in compensation plans and programs generally available to management of AES and its subsidiaries for services performed for all AES affiliates (including IPALCO and AES Indiana), including those described in IPALCO’s 2019 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred and twenty thousand dollars annually, Mr. Byers has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    IPALCO Enterprises, Inc.

Date: March 4, 2021	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel